TURNER FUNDS

                   PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND

                          Supplement dated May 17, 2002
                    to the Prospectus dated January 31, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD
BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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On May 9, 2002, the Board of Trustees of the Turner Funds (the "Board") approved the selection of Turner Investment Partners, Inc. ("Turner"), as adviser to the Penn Capital Strategic High Yield Bond Fund and changed its name to the Turner High Yield Fund (the "Fund"). The Board had appointed Turner interim adviser to the Fund, pursuant to an interim advisory agreement, on April 30, 2002. The Board's decision to retain Turner as adviser to the Fund on a permanent basis will be subject to shareholder approval. Shareholders of the Fund will receive in the mail a proxy statement providing details about a Special Meeting of Shareholders relating to the proposed advisory approval. This Special Meeting is expected to take place on or about July 31, 2002.

In connection with the upcoming Special Meeting and Turner's assumption of the Fund's management, the Fund was closed to new purchases and the Fund has suspended the payment of dividends to investors, including dividend reinvestments. All such dividends will accrue but will not be paid until the Fund reopens to new purchases, which is expected to occur on or before May 31, 2002.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


PEN-FS-011-02